Exhibit 99.1

FOR IMMEDIATE RELEASE

Investor Relations:	Media Relations:
Ed Lockwood	Meggan Powers
Sr. Director, Investor Relations	Sr. Director, Corporate Communications
(408) 875-9529	(408) 875-8733
ed.lockwood@kla-tencor.com	meggan.powers@kla-tencor.com

KLA-TENCOR REPORTS FISCAL YEAR 2010 FIRST QUARTER RESULTS

MILPITAS, Calif., October 29, 2009—KLA-Tencor Corporation (NASDAQ: KLAC) today announced operating results for its first quarter of fiscal year 2010, which ended on September 30, 2009. KLA-Tencor reported GAAP net income of $20 million and GAAP earnings per diluted share of $0.12 on revenues of $343 million for the first quarter of fiscal year 2010.

“KLA-Tencor delivered stronger-than-expected results and returned to profitability in the first quarter of fiscal 2010, led by a sharp increase in demand from foundry customers. Our results were also favorably impacted by a one-time non-operating gain and by a lower than normal tax rate,” commented Rick Wallace, President and Chief Executive Officer of KLA-Tencor. “We announced several new products targeted at addressing our customers’ next-generation wafer and reticle inspection requirements. As our customers increase their technology investments at the leading edge, we are advancing our market leadership while remaining focused on cost discipline.”

GAAP Results

	Q1 FY 2010		Q4 FY 2009		Q1 FY 2009
Revenues	$343	million	$282	million	$533	million
Net Income (Loss)	$20	million	$(26	) million	$19	million
Earnings (Loss) per Diluted Share	$0.12		$(0.15)		$0.11
Non-GAAP Results
	Q1 FY 2010		Q4 FY 2009		Q1 FY 2009
Net Income (Loss)	$26	million	$(15	) million	$55	million
Earnings (Loss) per Diluted Share	$0.15		$(0.09)		$0.32

A reconciliation between GAAP operating results and non-GAAP operating results is provided following the financial statements that are part of this release. Non-GAAP results include the impact of stock-based compensation, but exclude the impact of acquisition, goodwill and intangible asset impairment, restatement, and restructuring related items.

KLA-Tencor will discuss the results for its fiscal year 2010 first quarter, along with its outlook, on a conference call today beginning at 2:00 p.m. Pacific Daylight Time. A webcast of the call will be available at: www.kla-tencor.com

Forward-Looking Statements:

Statements in this press release other than historical facts, such as statements regarding the next-generation requirements of the company’s customers and KLA-Tencor’s ability to successfully innovate, develop and sell new technologies and products that meet customer demands, future business levels, expected increases in customer investments in technology at the leading edge, anticipated gains in market leadership, and the company’s ability to continue to control its cost structure, are forward-looking statements, and are subject to the Safe Harbor provisions created by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current information and expectations, and involve a number of risks and uncertainties. Actual results may differ materially from those projected in such statements due to various factors, including but not limited to: the demand for semiconductors; the financial condition of the global capital markets and the general macroeconomic environment; new and enhanced product offerings by competitors; cancellation of orders by customers; the ability of KLA-Tencor’s research and development teams to successfully innovate and develop technology that is responsive to customer demands; unanticipated delays in the completion or implementation of KLA-Tencor’s recent cost-reduction efforts; KLA-Tencor’s ability to successfully integrate and manage businesses that it acquires; and changing customer demands. For other factors that may cause actual results to differ materially from those projected and anticipated in forward-looking statements in this release, please refer to KLA-Tencor’s Annual Report on Form 10-K for the year ended June 30, 2009 and other subsequent filings with the Securities and Exchange Commission (including, but not limited to, the risk factors described therein). KLA-Tencor assumes no obligation to, and does not currently intend to, update these forward-looking statements.

About KLA-Tencor:

KLA-Tencor Corporation (NASDAQ: KLAC), a leading provider of process control and yield management solutions, partners with customers around the world to develop state-of-the-art inspection and metrology technologies. These technologies serve the semiconductor, data storage, compound semiconductor, photovoltaic, and other related nanoelectronics industries. With a portfolio of industry-standard products and a team of world-class engineers and scientists, the company has created superior solutions for its customers for over 30 years. Headquartered in Milpitas, California, KLA-Tencor has dedicated customer operations and service centers around the world. Additional information may be found at www.kla-tencor.com. (KLAC-F)

Use of Non-GAAP Financial Information:

The non-GAAP and supplemental information provided in this press release is a supplement to, and not a substitute for, KLA-Tencor’s financial results presented in accordance with United States GAAP.

To supplement KLA-Tencor’s condensed consolidated financial statements presented in accordance with GAAP, the company provides certain non-GAAP financial information, which is adjusted from results based on GAAP to exclude certain costs and expenses, as well as other supplemental information. The non-GAAP and supplemental information is provided to enhance the user’s overall understanding of KLA-Tencor’s operating performance and its prospects in the future. Specifically, KLA-Tencor believes the non-GAAP information provides useful measures to both management and investors regarding financial and business trends relating to KLA-Tencor’s financial performance by excluding certain costs and expenses that the company believes are not indicative of its core operating results. The non-GAAP information is among the budgeting and planning tools that management uses for future forecasting. The presentation of non-GAAP and supplemental information is not meant to be considered in isolation or as a substitute for results prepared and presented in accordance with United States GAAP.

KLA-Tencor Corporation

Condensed Consolidated Unaudited Balance Sheets

(In thousands)	September 30, 2009	June 30, 2009
ASSETS
Cash and short-term investments	$1,387,232	$1,329,884
Accounts receivable, net	243,924	210,143
Inventories, net	347,199	370,206
Other current assets	503,106	488,384
Land, property and equipment, net	283,160	291,878
Goodwill	338,318	329,379
Purchased intangibles, net	140,879	149,080
Other non-current assets	432,452	440,584

Total assets	$3,676,270	$3,609,538

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$75,561	$63,485
Deferred system profit	114,722	95,820
Unearned revenue	59,025	63,237
Other current liabilities	355,746	341,441

Total current liabilities	605,054	563,983

Non-current liabilities:
Income tax payable	50,631	49,738
Unearned revenue	5,837	6,058
Other non-current liabilities	63,013	60,163
Long-term debt	745,339	745,204

Total liabilities	1,469,874	1,425,146

Stockholders’ equity:
Common stock and capital in excess of par value	855,830	835,477
Retained earnings	1,360,941	1,370,132
Accumulated other comprehensive loss	(10,375)	(21,217)

Total stockholders’ equity	2,206,396	2,184,392

Total liabilities and stockholders’ equity	$3,676,270	$3,609,538

KLA-Tencor Corporation

Condensed Consolidated Unaudited Statements of Operations

	Three months ended
(In thousands, except per share data)	September 30, 2009	September 30, 2008
Product	$229,251	$405,496
Service	113,436	127,017

Total revenues	342,687	532,513

Costs and operating expenses:
Costs of revenues	171,892	252,813
Engineering, research and development	78,209	114,361
Selling, general and administrative	77,636	118,490
Goodwill and intangible asset impairment	—	11,911

Total costs and operating expenses	327,737	497,575
Income from operations	14,950	34,938

Interest income and other, net	7,842	4,177

Income before income taxes	22,792	39,115
Provision for income taxes	2,387	19,826

Net income	$20,405	$19,289

Net income per share:
Basic	$0.12	$0.11

Diluted	$0.12	$0.11

Cash dividend paid per share	$0.15	$0.15

Weighted average number of shares:
Basic	170,698	172,088
Diluted	172,718	174,386

KLA-Tencor Corporation

Condensed Consolidated Unaudited Statements of Cash Flows

	Three months ended September 30,
(In thousands)	2009	2008
Cash flows from operating activities:
Net income	$20,405	$19,289
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	23,134	42,708
Impairment charges	—	12,358
Non-cash, stock-based compensation	20,199	34,382
Tax charge from equity awards	(5,133)	(618)
Excess tax benefit from equity awards	—	(1,689)
Net gain on sale of marketable securities and other investments	(1,292)	(128)
Gain on sale of real estate	(2,824)	(1,368)
Changes in assets and liabilities:
Decrease (increase) in accounts receivable, net	(28,279)	131,364
Decrease (increase) in inventories	26,971	(16,739)
Decrease (increase) in other assets	(46,368)	50,623
Increase (decrease) in accounts payable	11,288	(9,881)
Increase (decrease) in deferred system profit	18,902	(68,667)
Increase (decrease) in other liabilities	36,246	(110,277)

Net cash provided by operating activities	73,249	81,357

Cash flows from investing activities:
Acquisitions of businesses, net of cash received	—	(127,023)
Capital expenditures, net	(3,635)	(10,132)
Proceeds from sale of real estate		2,466
Purchase of available-for-sale securities	(263,646)	(394,378)
Proceeds from sale and maturity of available-for-sale securities	221,588	269,235
Purchase of trading securities	(23,573)	(8,939)
Proceeds from sale of trading securities	29,145	11,704

Net cash used in investing activities	(40,121)	(257,067)

Cash flows from financing activities:
Issuance of common stock	2,917	5,967
Tax withholding payments related to released restricted stock units	(1,833)	(10,342)
Common stock repurchases	—	(177,469)
Payment of dividends to stockholders	(25,606)	(25,840)
Excess tax benefit from equity awards	—	1,689

Net cash used in financing activities	(24,522)	(205,995)

Effect of exchange rate changes on cash and cash equivalents	7,266	(12,942)

Net increase (decrease) in cash and cash equivalents	15,872	(394,647)

Cash and cash equivalents at beginning of period	524,967	1,128,106

Cash and cash equivalents at end of period	$540,839	$733,459

Supplemental cash flow disclosures:
Income taxes paid, net	$10,591	$11,042
Interest paid	$246	$424

KLA-Tencor Corporation

Condensed Consolidated Unaudited Supplemental Information

(In thousands, except per share data)

Reconciliation of GAAP Net Income (Loss) to Non-GAAP Net Income (Loss)

		Three months ended
		Sept. 30, 2009	June 30, 2009	Sept. 30, 2008
GAAP net income (loss)		$20,405	$(25,576)	$19,289
Adjustments to reconcile GAAP net income (loss) to non-GAAP net income (loss):

Acquisition related charges	a	8,095	11,561	28,419
Restructuring, severance and other related charges	b	(4,409)	7,007	4,161
Restatement related charges	c	5,188	(1,731)	3,784
Goodwill and intangible asset impairment	d	—	—	11,911
Income tax effect of non-GAAP adjustments	e	(3,121)	(5,883)	(12,214)

Non-GAAP net income (loss)		$26,158	$(14,622)	$55,350

GAAP net income (loss) per diluted share		$0.12	$(0.15)	$0.11

Non-GAAP net income (loss) per diluted share		$0.15	$(0.09)	$0.32

Shares used in diluted shares calculation		172,718	169,981	174,386

Impact of items included in Condensed Consolidated Unaudited Statements of Operations:

	Acquisition related charges	Restructuring, severance and other related charges	Restatement related charges	Goodwill and intangible asset impairment	Total pre-tax GAAP to non-GAAP adjustment
Costs of revenues	$5,721	$(104)	$—	$—	$5,617
Engineering, research and development	897	(213)	—	—	684
Selling, general and administrative	1,477	(4,092)	5,188	—	2,573

Total in three months ended Sept. 30, 2009	$8,095	$(4,409)	$5,188	$—	$8,874

Total in three months ended June 30, 2009	$11,561	$7,007	$(1,731)	$—	$16,837

Total in three months ended Sept. 30, 2008	$28,419	$4,161	$3,784	$11,911	$48,275

	Three months ended
	September 30, 2009	June 30, 2009	September 30, 2008
Stock-based compensation
Costs of revenues	$3,288	$5,091	$5,456
Engineering, research and development	6,603	8,650	9,971
Selling, general and administrative	10,308	12,351	18,955

Total	$20,199	$26,092	$34,382

To supplement our condensed consolidated financial statements presented in accordance with GAAP, we provide certain non-GAAP financial information, which is adjusted from results based on GAAP to exclude certain costs and expenses, as well as other supplemental information. The non-GAAP and supplemental information is provided to enhance the user’s overall understanding of our operating performance and our prospects in the future. Specifically, we believe the non-GAAP information provides useful measures to both management and investors regarding financial and business trends relating to our financial performance by excluding certain costs and expenses that we believe are not indicative of our core operating results. The non-GAAP information is among the budgeting and planning tools that management uses for future forecasting. The presentation of non-GAAP and supplemental information is not meant to be considered in isolation or as a substitute for results prepared and presented in accordance with United States GAAP.

a	Acquisition related charges include amortization of intangible assets, inventory fair value adjustments, and in-process research and development associated with acquisitions. Management believes that the expense associated with the amortization of acquisition related intangible assets is appropriate to be excluded because a significant portion of the purchase price for acquisitions may be allocated to intangible assets that have short lives, and exclusion of the amortization expense allows comparisons of operating results that are consistent over time for both KLA-Tencor’s newly acquired and long-held businesses. Management believes that it is appropriate to exclude inventory fair value adjustments, and in-process research and development as they are not indicative of ongoing operating results and therefore limit comparability. Management believes excluding these items helps investors compare our operating performance with our results in prior periods as well as with the performance of other companies.
b	Restructuring, severance and other related charges include gains and costs associated with the company’s facilities divestment and consolidation program, reductions in force, entry into a severance and consulting agreement with the company’s former president/chief operating officer, gains from sale of facilities, and asset impairment (other than impairment of goodwill and intangible assets, which is included within the category described in note (d) below) from discontinuing or making available for sale certain acquired product lines. Management believes that it is appropriate to exclude those items as they are not indicative of ongoing operating results and therefore limit comparability. Management believes excluding these items helps investors compare our operating performance with our results in prior periods as well as with the performance of other companies.
c	Restatement related charges include legal and other expenses related to the stock option investigation, shareholder litigation and related matters. Management believes that it is appropriate to exclude those items as they are not indicative of ongoing operating results and therefore limit comparability. Management believes excluding these items helps investors compare our operating performance with our results in prior periods as well as with the performance of other companies.
d	Goodwill and intangible asset impairment includes non-cash expense recognized as a result of the testing for intangible asset impairment driven by certain company-specific triggering events, as well as the impairment of goodwill and intangible assets as a result of discontinuing acquired products and making acquired products available for sale. Management believes that it is appropriate to exclude those items as they are not indicative of ongoing operating results and therefore limit comparability. Management believes excluding these items helps investors compare our operating performance with our results in prior periods as well as with the performance of other companies.
e	Income tax effect of non-GAAP adjustments includes the income tax effects of the excluded items noted above. Management believes that it is appropriate to exclude the tax effects of the items noted above in order to present a more meaningful measure of non-GAAP net income.